Supplemental Information

MREIC

March 31, 2016

FedEx Ground Indianapolis MSA

Pittsburgh MSA

Coca-Cola Phoenix MSA

Jim Beam Lexington MSA

Milwaukee

Milwaukee Memphis MSA

ULTA Indianapolis MSA

INTERNATIONAL PAPER Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 19 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	March 31, 2016	September 30, 2015
	(unaudited)
ASSETS
Real Estate Investments:
Land	$144,885,315	$134,160,315
Buildings and Improvements	874,477,994	807,619,001
Total Real Estate Investments	1,019,363,309	941,779,316
Accumulated Depreciation	(136,359,705)	(124,978,211)
Net Real Estate Investments	883,003,604	816,801,105

Cash and Cash Equivalents	9,934,618	12,073,909
Securities Available for Sale at Fair Value	68,646,996	54,541,237
Tenant and Other Receivables	1,148,035	783,052
Deferred Rent Receivable	6,027,130	5,205,295
Prepaid Expenses	6,772,544	3,931,616
Financing Costs, net of Accumulated Amortization of $3,720,052 and $3,247,014, respectively	6,130,202	5,987,911
Capitalized Lease Costs, net of Accumulated Amortization of $2,915,276 and $2,534,521, respectively	4,241,705	3,407,432
Intangible Assets, net of Accumulated Amortization of $11,797,054 and $11,153,855, respectively	5,554,799	6,115,134
Other Assets	8,195,829	7,145,251
TOTAL ASSETS	$999,655,462	$915,991,942

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	$406,425,916	$373,991,174
Loans Payable	99,916,883	85,041,386
Accounts Payable and Accrued Expenses	5,470,111	3,113,274
Other Liabilities	11,036,251	7,835,468
Total Liabilities	522,849,161	469,981,302

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,139,750 Shares Authorized, Issued and Outstanding as of March 31, 2016 and September 30, 2015	53,493,750	53,493,750
Series B – 7.875% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of March 31, 2016 and September 30, 2015	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of March 31, 2016 and September 30, 2015; 65,588,024 and 62,123,454 Shares Issued and Outstanding as of March 31, 2016 and September 30, 2015	655,880	621,235
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of March 31, 2016 and September 30, 2015; No Shares Issued or Outstanding as of March 31, 2016 and September 30, 2015	-0-	-0-
Additional Paid-In Capital	363,096,308	339,837,258
Accumulated Other Comprehensive Income (Loss)	2,060,363	(5,441,603)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	476,806,301	446,010,640
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$999,655,462	$915,991,942

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 22

Consolidated Statements of Income

(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2016	3/31/2015	3/31/2016	3/31/2015
INCOME:
Rental Revenue	$19,610,868	$16,205,524	$38,675,787	$31,635,739
Reimbursement Revenue	3,355,970	2,653,072	6,550,413	4,900,387
Lease Termination Income	-0-	-0-	-0-	238,625
TOTAL INCOME	22,966,838	18,858,596	45,226,200	36,774,751

EXPENSES:
Real Estate Taxes	2,675,677	1,951,451	5,047,813	3,940,194
Operating Expenses	1,103,358	999,614	2,334,723	2,001,862
General & Administrative Expenses	2,221,445	1,567,725	3,557,409	2,808,310
Acquisition Costs	265,012	471,115	410,597	862,684
Depreciation	5,786,062	4,785,948	11,381,494	9,270,216
Amortization of Capitalized Lease Costs and Intangible Assets	486,360	529,820	972,971	1,005,315
TOTAL EXPENSES	12,537,914	10,305,673	23,705,007	19,888,581

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,379,668	962,948	2,564,321	1,998,405
Gain on Sale of Securities Transactions, net	878,962	-0-	887,342	377,087
Interest Expense	(5,316,936)	(4,493,933)	(10,429,216)	(8,623,498)
Amortization of Financing Costs	(238,671)	(203,258)	(473,038)	(395,832)
TOTAL OTHER INCOME (EXPENSE)	(3,296,977)	(3,734,243)	(7,450,591)	(6,643,838)

NET INCOME	7,131,947	4,818,680	14,070,602	10,242,332

Less: Preferred Dividend	2,151,758	2,151,758	4,303,516	4,303,516

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,980,189	$2,666,922	$9,767,086	$5,938,816

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 22

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations

(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2016	3/31/2015	3/31/2016	3/31/2015
Revenues
Rental Revenue	$19,610,868	$16,205,524	$38,675,787	$31,635,739
Reimbursement Revenue	3,355,970	2,653,072	6,550,413	4,900,387
Total Rental and Reimbursement Revenue	22,966,838	18,858,596	45,226,200	36,536,126

Expenses
Real Estate Taxes	2,675,677	1,951,451	5,047,813	3,940,194
Operating Expenses	1,103,358	999,614	2,334,723	2,001,862
Total Expenses	3,779,035	2,951,065	7,382,536	5,942,056

Net Operating Income - NOI	19,187,803	15,907,531	37,843,664	30,594,070

Lease Termination Income	-0-	-0-	-0-	238,625
Interest and Dividend Income	1,379,668	962,948	2,564,321	1,998,405
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	(1,883)	50,984	8,767
General & Administrative Expenses	(2,221,445)	(1,567,725)	(3,557,409)	(2,808,310)

EBITDA	18,371,518	15,300,871	36,901,560	30,031,557

Interest Expense	(5,316,936)	(4,493,933)	(10,429,216)	(8,623,498)
Gain on Sale of Securities Transactions, net	878,962	-0-	887,342	377,087
Acquisition Costs	(265,012)	(471,115)	(410,597)	(862,684)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Depreciation of Corporate Office Tenant Improvements	(29,118)	(33,511)	(57,089)	(33,511)
Amortization of Financing Costs	(238,671)	(203,258)	(473,038)	(395,832)

Funds From Operations - FFO	11,248,985	7,947,296	22,115,446	16,189,603

Depreciation (excluding corporate office)	(5,756,944)	(4,752,437)	(11,324,405)	(9,236,705)
Amortization of Capitalized Lease Costs and Intangible Assets	(511,852)	(527,937)	(1,023,955)	(1,014,082)

Net Income Attributable to Common Shareholders	4,980,189	2,666,922	9,767,086	5,938,816

Funds From Operations - FFO	11,248,985	7,947,296	22,115,446	16,189,603

Acquisition Costs	265,012	471,115	410,597	862,684

Core Funds From Operations - Core FFO	11,513,997	8,418,411	22,526,043	17,052,287

Lease Termination Income	-0-	-0-	-0-	(238,625)
Gain on Sale of Securities Transactions, net	(878,962)	-0-	(887,342)	(377,087)
Stock Compensation Expense	101,968	96,673	206,928	186,905
Depreciation of Corporate Office Tenant Improvements	29,118	33,511	57,089	33,511
Amortization of Financing Costs	238,671	203,258	473,038	395,832
U.S. GAAP Straight-lined Rent Adjustment	(512,170)	(531,647)	(821,835)	(863,626)
Recurring Capital Expenditures	(147,861)	(82,297)	(484,052)	(255,797)
Non-recurring other expense	400,000	-0-	400,000	-0-

Adjusted Funds From Operations - AFFO	10,744,761	8,137,909	21,469,869	15,933,400

EBITDA	18,371,518	15,300,871	36,901,560	30,031,557

Lease Termination Income	-0-	-0-	-0-	(238,625)
Interest Expense	(5,316,936)	(4,493,933)	(10,429,216)	(8,623,498)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Stock Compensation Expense	101,968	96,673	206,928	186,905
U.S. GAAP Straight-lined Rent Adjustment	(512,170)	(531,647)	(821,835)	(863,626)
Recurring Capital Expenditures	(147,861)	(82,297)	(484,052)	(255,797)
Non-recurring other expense	400,000	-0-	400,000	-0-

Adjusted Funds From Operations - AFFO	$10,744,761	$8,137,909	$21,469,869	$15,933,400

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 22

Financial Highlights

(unaudited)

	Three Months Ended		Six Months Ended
	3/31/2016	3/31/2015	3/31/2016	3/31/2015

Weighted Average Common Shares Outstanding
Basic	64,657,058	58,308,728	63,757,087	57,793,469
Diluted	64,736,469	58,462,729	63,828,310	57,936,743

Net Operating Income – NOI	$19,187,803	$15,907,531	$37,843,664	$30,594,070

Basic	$0.30	$0.27	$0.59	$0.53
Diluted	0.30	0.27	0.59	0.53

Net Income Attributable to Common Shareholders	$4,980,189	$2,666,922	$9,767,086	$5,938,816

Basic	$0.08	$0.04	$0.15	$0.10
Diluted	0.08	0.04	0.15	0.10

Funds From Operations – FFO	$11,248,985	$7,947,296	$22,115,446	$16,189,603

Basic	$0.17	$0.14	$0.35	$0.28
Diluted	0.17	0.14	0.35	0.28

Core Funds From Operations - Core FFO	$11,513,997	$8,418,411	$22,526,043	$17,052,287

Basic	$0.18	$0.14	$0.35	$0.29
Diluted	0.18	0.14	0.35	0.29

Core FFO Excluding Gains on Securities Transactions and Lease Termination Income, net	$10,635,035	$8,418,411	$21,638,701	$16,436,575

Basic	$0.16	$0.14	$0.34	$0.28
Diluted	0.16	0.14	0.34	0.28

Adjusted Funds From Operations - AFFO	$10,744,761	$8,137,909	$21,469,869	$15,933,400

Basic	$0.17	$0.14	$0.34	$0.28
Diluted	0.17	0.14	0.34	0.28

Dividends Declared per Common Share	$0.16	$0.15	$0.32	$0.30

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 22

Same Property Statistics

	Three Months Ended
	3/31/2016		3/31/15	Change	Change %
Total Square Feet / Total Properties	14,550,855/94		12,952,617/89	1,598,238	12.3%

Occupancy Percentage at Quarter End	99.6%		97.5%	210 bps	2.2%

Same Property Square Feet / Number of Same Properties
		11,896,183/83
Same Property Occupancy Percentage at Quarter End	99.5%		97.2%	230 bps	2.4%

Same Property Net Operating Income (NOI) (GAAP)	$15,291,323		$14,943,386	$347,937	2.3%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(373,593)		(531,646)	158,053

Same Property Cash NOI (Cash)	$14,917,730		$14,411,740	$505,990	3.5%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 2.3% increase, amounting to $347,937 in Same Property NOI (GAAP), consists of 26% or $89,228 generated by increased NOI from occupied properties and the remaining 74% or $258,709 attributable to increased NOI from filling previously vacant properties.

The 3.5% increase, amounting to $505,990 in Same Property Cash NOI, consists of 64% or $324,796 generated by increased NOI from occupied properties and the remaining 36% or $181,194 attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Three Months Ended
	3/31/2016	3/31/15	Change	Change %

Same Property NOI (GAAP)	$15,291,323	$14,943,386	$347,942	2.3%

NOI of properties purchased subsequent to January 1, 2015( eight properties for fiscal 2016 and two properties for fiscal 2015)	3,034,189	218,438

NOI of properties expanded subsequent to January 1, 2015 (three properties for fiscal 2016 and 2015)	862,291	599,327

NOI of property sold subsequent to January 1, 2015 (one property for fiscal 2015)	-0-	146,380
Total NOI	$19,187,803	$15,907,531	$3,280,277	20.6%

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 22

Same Property Statistics

	Six Months Ended
	3/31/2016		3/31/15	Change	Change %
Total Square Feet / Total Properties	14,550,855/94		12,952,617/89	1,598,238	12.3%

Occupancy Percentage at Quarter End	99.6%		97.5%	210 bps	2.2%

Same Property Square Feet / Number of Same Properties
		10,481,248/77
Same Property Occupancy Percentage at Quarter End	99.4%		96.9%	250 bps	2.6%

Same Property Net Operating Income (NOI) (GAAP)	$27,443,892		$26,555,709	$888,1838	3.3%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(466,417)		(647,571)	181,154

Same Property Cash NOI (Cash)	$26,977,475		$25,908,138	$1,069,3371	4.1%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 3.3% increase, amounting to $888,183 in Same Property NOI (GAAP), consists of 53% or $472,585 generated by increased NOI from occupied properties and the remaining 47% or $415,598 attributable to increased NOI from filling previously vacant properties.

The 4.1% increase, amounting to $1,069,337 in Same Property Cash NOI, consists of 69% or $732,595 generated by increased NOI from occupied properties and the remaining 31% or $336,742 attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Six Months Ended
	3/31/2016	3/31/15	Change	Change %

Same Property NOI (GAAP)	$27,443,892	$26,555,709	$888,183	3.3%

NOI of properties purchased subsequent to October 1, 2014 (thirteen properties for fiscal 2016 and seven properties for fiscal 2015)	8,203,219	2,187,807

NOI of properties expanded subsequent to October 1, 2014 (four properties for fiscal 2016 and 2015)	2,196,553	1,586,746

NOI of property sold subsequent to October 1, 2014 (one property for fiscal 2015)	-0-	263,808
Total NOI	$37,843,664	$30,594,070	$7,249,594	23.7%

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 22

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended
	3/31/2016	3/31/2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$14,070,602	$10,242,332
Noncash Items Included in Net Income:
Depreciation & Amortization	12,827,503	10,678,415
Stock Based Compensation Expense	206,928	186,905
Gain on Sale of Securities Transactions, net	(887,342)	(377,087)
Changes In:
Tenant, Deferred Rent and Other Receivables	(1,135,834)	(618,061)
Prepaid Expenses	(2,840,928)	(2,664,189)
Other Assets and Capitalized Lease Costs	(2,327,353)	(892,206)
Accounts Payable, Accrued Expenses and Other Liabilities	8,514,594	1,297,741
NET CASH PROVIDED BY OPERATING ACTIVITIES	28,428,170	17,853,850

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(70,418,761)	(112,400,079)
Capital and Land Site Improvements	(10,193,323)	(5,394,632)
Return of Deposits on Real Estate	900,000	1,900,000
Deposits Paid on Acquisitions of Real Estate	(850,000)	(2,000,000)
Proceeds from Sale of Securities Available for Sale	7,416,459	9,584,512
Purchase of Securities Available for Sale	(13,132,910)	(1,244,580)
NET CASH USED IN INVESTING ACTIVITIES	(86,278,535)	(109,554,779)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	14,875,497	39,961,669
Proceeds from Mortgage Notes Payable	46,670,000	73,186,828
Principal Payments on Mortgage Notes Payable	(14,235,258)	(13,814,294)
Financing Costs Paid on Debt	(615,329)	(1,214,592)
Proceeds from the Exercise of Stock Options	1,412,050	612,409
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	28,200,304	15,531,409
Preferred Dividends Paid	(4,303,516)	(4,303,516)
Common Dividends Paid, net of Reinvestments	(16,292,674)	(13,232,331)
NET CASH PROVIDED BY FINANCING ACTIVITIES	55,711,074	96,727,582

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,139,291)	5,026,653
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,073,909	20,474,661
CASH AND CASH EQUIVALENTS - END OF PERIOD	$9,934,618	$25,501,314

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 22

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of	As of
	3/31/2016	3/31/2015	9/30/2015

Mortgage Notes Payable	$406,425,916	$347,168,540	$373,991,174
Loans Payable	99,916,883	65,161,669	85,041,386
Total Debt	506,342,799	412,330,209	459,032,560

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	365,812,551	319,832,077	335,016,890
Total Shareholders’ Equity	476,806,301	430,825,827	446,010,640

Total Book Capitalization	983,149,100	843,156,036	905,043,200

Accumulated Depreciation	136,359,705	116,274,401	124,978,211
Total Undepreciated Book Capitalization	$1,119,508,805	$959,430,437	$1,030,021,411

Shares Outstanding	65,588,024	58,937,495	62,123,454
Market Price Per Share	$11.89	$11.11	$9.75

Equity Market Capitalization	$779,841,605	$654,795,569	$605,703,677
Total Debt	506,342,799	412,330,209	459,032,560
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,397,178,154	$1,178,119,528	$1,175,729,987

Total Debt	$506,342,799	$412,330,209	$459,032,560
less: Cash and Cash Equivalents	9,934,618	25,501,314	12,073,909
Net Debt	$496,408,181	$386,828,895	$446,958,651
less: Securities Available for Sale at Fair Value (Securities)	68,646,996	52,506,095	54,541,237
Net Debt Less Securities	$427,761,185	$334,322,800	$392,417,414

Net Debt / Undepreciated Book Capitalization	44.3%	40.3%	43.4%
Net Debt / Total Market Capitalization	35.5%	32.8%	38.0%
Net Debt Plus Preferred / Total Market Capitalization	43.5%	42.3%	47.5%
Net Debt Less Securities / Undepreciated Book Capitalization	38.2%	34.8%	38.1%
Net Debt Less Securities / Total Market Capitalization	30.6%	28.4%	33.4%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	38.6%	37.8%	42.8%

Weighted Average Interest Rate on Fixed Rate Debt	4.61%	5.05%	4.85%

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 22

Capital Structure and Leverage Ratios continued

(unaudited)

					Fiscal Year
	Three Months Ended		Six Months Ended		Ended
	3/31/2016	3/31/2015	3/31/2016	3/31/2015	9/30/2015
Net Income	$7,131,947	$4,818,680	$14,070,602	$10,242,332	$25,605,815
plus: Depreciation & Amortization	6,511,093	5,519,026	12,827,503	10,671,363	23,058,744
plus: Interest Expense	5,316,936	4,493,933	10,429,216	8,623,498	18,558,150
plus: Acquisition Costs	265,012	471,115	410,597	862,684	1,546,088
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	(1,883)	50,984	8,767	59,750
less: Gain on Sale of Securities Transactions, net	(878,962)	-0-	(887,342)	(377,087)	(805,513)
less: Gain on Sale of Real Estate Investment	-0-	-0-	-0-	-0-	(5,021,242)
EBITDA	$18,371,518	$15,300,871	$36,901,560	$30,031,557	$63,001,792

Interest Expense	$5,316,936	$4,493,933	$10,429,216	$8,623,498	18,558,150
Preferred Dividends Paid	2,151,758	2,151,758	4,303,516	4,303,516	8,607,032
Total Fixed Charges	$7,468,694	$6,645,691	$14,732,732	$12,927,014	$27,165,182

Interest Coverage	3.5 x	3.4 x	3.5 x	3.5 x	3.4 x
Fixed Charge Coverage	2.5 x	2.3 x	2.5 x	2.3 x	2.3 x

Net Debt	$496,408,181	$386,828,895	$496,408,181	$386,828,895	$446,958,651
Net Debt Less Securities	427,761,185	334,322,800	427,761,185	334,322,800	392,417,414
Annualized EBITDA	73,486,072	61,203,484	73,803,120	60,063,114	63,001,792

Net Debt / EBITDA	6.8 x	6.3 x	6.7 x	6.4 x	7.1 x
Net Debt Less Securities / EBITDA	5.8 x	5.5 x	5.8 x	5.6 x	6.2 x
Net Debt + Preferred / EBITDA	8.3 x	8.1 x	8.2 x	8.3 x	8.9 x
Net Debt Less Securities + Preferred / EBITDA	7.3 x	7.3 x	7.3 x	7.4 x	8.0 x

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 22

Debt Maturity

(unaudited)

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total
2016	22,137,558	126,229	22,263,787	4.4%
2017	59,882,940	4,790,654	64,673,594	12.8%
2018	38,943,556	-0-	38,943,556	7.7%
2019	42,333,366	95,000,000	137,333,366	27.1%
2020	23,477,791	-0-	23,477,791	4.6%
Thereafter	219,650,705	-0-	219,650,705	43.4%

Total as of 3/31/16	$406,425,916	$99,916,883	$506,342,799	100.0%

Weighted Average Interest Rate	4.60%	2.30%	4.15%
Weighted Average Term	9.28 yrs	3.34 yrs	8.10 yrs

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 22

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per Sq. Ft.	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Rent	Occup.	Cost	Balance

FedEx Ground Package System, Inc.		34	5,084,939	5,084,939	34.9%	$36,347,000	45.1%	$7.15	$463,611,667	$194,442,661
FedEx Corporation		14	973,413	973,413	6.7%	5,407,000	6.7%	5.55	71,762,529	16,517,070
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.1%	1,327,000	1.6%	2.95	14,620,887	7,047,467
Total FedEx		49	6,508,252	6,508,252	44.7%	43,081,000	53.4%	6.62	$549,995,083	218,007,198

ULTA, Inc.		1	671,354	671,354	4.6%	2,651,000	3.3%	3.95	37,484,574	23,379,733
Milwaukee Electric Tool Corporation		1	615,305	615,305	4.2%	2,012,000	2.5%	3.27	30,566,430	13,740,602
Jim Beam Brands Company		1	599,840	599,840	4.1%	2,013,000	2.5%	3.36	28,000,000	18,719,604
Ralcorp Holdings, Inc.		1	558,600	558,600	3.8%	2,166,000	2.7%	3.88	26,719,716	17,024,441
CBOCS Distribution, Inc.		1	381,240	381,240	2.6%	1,420,000	1.8%	3.72	14,215,126	7,759,461
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.5%	1,641,000	2.0%	4.46	19,600,000	10,713,223
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.2%	1,678,000	2.1%	5.19	19,340,971	7,154,046
Science Applications International		1	302,400	302,400	2.1%	1,462,000	1.8%	4.83	13,340,592	5,775,589
International Paper Company		1	280,000	280,000	1.9%	1,326,000	1.6%	4.74	18,294,108	10,997,372
Woodstream Corporation	(C)	1	256,000	256,000	1.8%	896,000	1.1%	3.50	8,823,781	-0-
United Technologies Corporation		2	244,317	244,317	1.7%	1,895,000	2.3%	7.76	22,512,609	8,306,477
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.6%	1,196,000	1.5%	5.10	14,550,000	9,029,577
UGN, Inc.		1	232,200	232,200	1.6%	1,050,000	1.3%	4.52	12,937,000	8,297,472
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.5%	1,169,000	1.4%	5.36	14,868,857	6,804,874
Anheuser-Busch, Inc.		1	184,800	184,800	1.3%	806,000	1.0%	4.36	12,398,355	669,810
Carlisle Tire & Wheel Company		1	179,280	179,280	1.2%	787,000	1.0%	4.39	7,225,401	650,600
NF&M International Inc.	(B)	1	174,802	174,802	1.2%	832,000	1.0%	4.76	3,958,293	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.2%	978,000	1.2%	5.71	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.2%	982,000	1.2%	5.77	12,159,973	2,312,867
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.1%	741,000	0.9%	4.68	9,600,000	7,032,682
Victory Packaging, L.P.		1	148,000	148,000	1.0%	470,000	0.6%	3.18	5,441,876	-0-
Altec Industries, Inc.	(C)	1	126,880	126,880	0.9%	349,000	0.4%	2.75	4,373,287	-0-
General Electric Company		1	125,860	125,860	0.9%	1,311,000	1.6%	10.42	19,950,000	13,000,000
The American Bottling Company		2	110,080	110,080	0.8%	734,000	0.9%	6.67	10,498,031	1,992,922
Style Crest, Inc.		1	106,507	106,507	0.7%	361,000	0.4%	3.39	7,238,613	-0-
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.7%	427,000	0.5%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.7%	341,000	0.4%	3.56	7,397,881	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	746,000	0.9%	8.17	8,083,107	3,331,850
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.6%	506,000	0.6%	5.68	6,932,916	601,474
CHEP USA, Inc.		2	83,000	83,000	0.6%	494,000	0.6%	5.95	7,405,447	2,670,944
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	242,000	0.3%	2.99	3,810,675	-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	637,000	0.8%	8.07	7,244,128	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	596,000	0.7%	7.95	5,525,600	3,836,331
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	289,000	0.4%	4.23	5,677,982	-0-
Various Tenants at Retail Shopping Center		1	64,138	64,138	0.4%	777,000	1.0%	12.11	3,180,025	-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	537,000	0.7%	8.89	4,903,589	1,972,632
Siemens Real Estate		1	51,130	51,130	0.4%	473,000	0.6%	9.25	4,452,425	2,644,135
B/E Aerospace, Inc.		1	38,833	38,833	0.3%	360,000	0.4%	9.27	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.2%	140,000	0.2%	3.86	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14	1,850,794	-0-
Tenant Total as of 3/31/16		93	14,491,430	14,491,430	99.6%	$80,681,000	100.0%	$5.57	$1,013,363,420	$406.425.916

Vacant		1	59,425	-0-	0.0%	-0-	0.0%	-0-	5,157,126	-0-
Total as of 3/31/16		94	14,550,855	14,491,430	99.6%	$80,681,000	100.0%	$5.57	(A) $1,018,520,546	$406.425.916
Acquisitions Subsequent to 3/31/16
FedEx Ground Package System, Inc.		1	210,445	210,445	1.4%	1,962,000	2.4%	9.32	30,662,080	20,221,000
Pro Forma Total		95	14,761,300	14,701,875	99.6%	$82,643,000	100.0%	$5.62	(A) $1,049,182,626	$426,646,916

(A) Does not include $842,763 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 22

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total Ann.	Rent Per Sq. Ft.	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Rent	Occup.	Cost	Balance
Texas	9	1,379,468	1,379,468	9.5%	$10,474,000	13.0%	7.59	$127,969,811	$60,046,029
Kentucky	2	1,158,440	1,158,440	8.0%	4,179,000	5.2%	3.61	54,719,716	35,744,045
Florida	10	1,137,293	1,137,293	7.8%	7,565,000	9.4%	6.65	102,838,191	43,250,472
Ohio	7	1,032,469	1,032,469	7.1%	6,071,000	7.5%	5.88	72,765,297	29,869,344
Indiana	2	999,176	999,176	6.9%	4,184,000	5.2%	4.19	61,430,574	36,109,880
Illinois	9	958,045	958,045	6.6%	6,224,000	7.7%	6.50	81,679,058	14,453,920
Mississippi	4	912,305	912,305	6.3%	3,437,000	4.3%	3.77	48,867,915	22,770,179
Tennessee	3	891,777	891,777	6.1%	3,058,000	3.8%	3.43	33,818,647	16,471,413
Missouri	5	804,397	804,397	5.5%	3,079,000	3.8%	3.83	39,241,336	9,345,549
North Carolina	3	585,224	585,224	4.0%	2,909,000	3.6%	4.97	44,656,386	20,523,149
South Carolina	3	571,115	571,115	3.9%	3,552,000	4.4%	6.22	36,368,552	9,181,548
Pennsylvania	3	504,040	504,040	3.5%	3,036,000	3.8%	6.02	36,708,968	17,198,769
Kansas	3	499,280	499,280	3.4%	2,445,000	3.0%	4.90	29,199,352	13,126,802
Michigan	3	489,571	489,571	3.4%	3,472,000	4.3%	7.09	41,248,198	16,631,157
Virginia	5	407,265	407,265	2.8%	2,438,000	3.0%	5.99	34,468,089	8,212,985
Georgia	3	307,662	307,662	2.1%	1,743,000	2.2%	5.67	22,164,662	7,680,479
Arizona	1	283,358	283,358	1.9%	1,346,000	1.7%	4.75	15,661,128	5,675,216
Wisconsin	2	238,666	238,666	1.6%	1,369,000	1.7%	5.74	15,952,361	3,407,810
New York	3	230,381	230,381	1.6%	1,890,000	2.3%	8.20	20,382,099	4,330,150
Oklahoma	2	204,580	204,580	1.4%	1,305,000	1.6%	6.38	16,328,293	6,628,100
Louisiana	1	175,315	175,315	1.2%	1,258,000	1.6%	7.18	18,410,000	12,785,748
Maryland	1	144,523	144,523	1.0%	1,426,000	1.8%	9.87	14,512,355	4,708,531
Colorado	2	138,235	138,235	1.0%	1,208,000	1.5%	8.74	13,549,167	2,676,220
New Jersey	2	124,538	124,538	0.9%	1,314,000	1.6%	12.11	8,083,614	1,972,632
Minnesota	2	119,823	60,398	0.8%	372,000	0.5%	6.18	10,377,126	2,731,107
Nebraska	1	89,115	89,115	0.6%	446,000	0.6%	5.00	5,937,281	-0-
Alabama	1	73,712	73,712	0.5%	412,000	0.5%	5.59	5,556,651	894,682
Connecticut	1	54,812	54,812	0.4%	329,000	0.4%	6.00	3,463,824	-0-
Iowa	1	36,270	36,270	0.2%	140,000	0.2%	3.86	2,161,895	-0-
Total as of 3/31/16	94	14,550,855	14,491,430	100.0%	$80,681,000	100.0%	$5.57	(A)$1,018,520,546	$406,425,916

Acquisitions Subsequent to 3/31/16
Washington	1	210,445	210,445	1.4%	1,962,000	2.4%	9.32	30,662,080	20,221,000
Pro Forma Total	95	14,761,300	14,701,875	100.0%	$82,643,000	100.0%	$5.62	(A)$1,049,182,626	$426,646,916

(A) Does not include $842,763 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 22

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total Ann.	Rent Per Sq. Ft.	Lease Exp. Term in	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Rent	Occup.	Years	Cost	Balance

2017	(B)	12	1,256,168	8.6%	7,511,000	9.3%	5.98	1.1	90,184,807	16,688,527
2018	(B)	15	1,324,159	9.1%	7,760,000	9.6%	5.86	2.1	91,737,775	21,326,251
2019		9	1,370,849	9.4%	7,091,000	8.8%	5.17	3.1	81,365,433	25,815,774
2020		2	239,585	1.6%	1,267,000	1.6%	5.29	4.3	16,976,349	-0-
2021		7	684,692	4.7%	3,335,000	4.1%	4.87	5.2	43,211,288	8,511,512
2022		8	1,212,032	8.3%	6,751,000	8.4%	5.57	6.0	81,168,644	36,264,688
2023		11	1,917,312	13.2%	10,031,000	12.4%	5.23	7.2	130,603,286	55,087,503
2024		12	1,914,366	13.2%	12,069,000	15.0%	6.30	8.2	149,406,964	56,093,890
2025	(B)	9	2,404,478	16.5%	11,989,000	14.9%	4.99	9.1	157,264,219	89,620,017
2026		1	125,860	0.9%	1,311,000	1.6%	10.42	9.8	19,950,000	13,000,000
2027		2	322,191	2.2%	1,706,000	2.1%	5.29	11.1	20,761,128	5,675,216
2029		2	262,613	1.8%	1,513,000	1.9%	5.76	13.3	21,950,000	9,970,551
2030		3	834,387	5.7%	5,404,000	6.7%	6.48	13.9	78,883,786	51,347,546
2034		1	558,600	3.8%	2,166,000	2.7%	3.88	17.6	26,719,716	17,024,441
Various tenants at retail shopping center		1	64,138	0.4%	777,000	1.0%	12.11	-0-	3,180,025	-0-
Vacant		1	59,425	0.4%	-0-	0.0%	-0-	-0-	5,157,126	-0-
Total as of 3/31/16		94	14,550,855	100.0%	$80,681,000	100.0%	$5.57	7.0	(A)$1,018,520,546	$406,425,916

Acquisitions Subsequent to 3/31/16
2030		1	210,445	1.4%	1,962,000	2.4%	9.32	14.4	30,662,080	20,221,000
Pro Forma Total		95	14,761,300	100.0%	$82,643,000	100.0%	$5.62	7.1	(A)$1,049,182,626	$426,646,916

(A) Does not include $842,763 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 22

Recent Acquisitions During Fiscal 2016

(unaudited)

				Fiscal Year	Square	Annual	Rent Per Sq. Ft.	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	330,717	$2,078,000	$6.28	7/31/2025	$31,975,897	$20,780,000
2	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	175,315	1,258,000	7.18	6/30/2025	18,410,000	12,890,000
3	General Electric Company	Imperial (Pittsburgh)	PA	2016	125,860	1,311,000	10.42	12/31/2025	20,032,864	13,000,000
	As of 3/31/16				631,892	$4,647,000	$7.35		$70,418,761	$46,670,000

Acquisitions Subsequent to 3/31/16

4	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	210,445	1,962,000	9.32	8/31/2030	30,662,080	20,221,000
	Acquisitions Subsequent to 3/31/16				210,445	$1,962,000	$9.32		$30,662,080	$20,221,000

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 22

Property Table

(unaudited)

									Rent Per	Lease Exp. Term
					Fiscal Year		Square	Annual	Sq. Ft.	in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	$2,651,000	$3.95	9.3	$37,484,574	$23,379,733
2	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	2,012,000	3.27	7.1	30,566,430	13,740,602
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,013,000	3.36	8.8	28,000,000	18,719,604
4	Ralcorp Holdings, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,166,000	3.88	17.6	26,719,716	17,024,441
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	3.2	14,620,887	7,047,467
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	1.5	8,823,782	-0-
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	1.9	4,373,288	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,420,000	3.72	8.3	14,215,126	7,759,461
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,641,000	4.46	5.8	19,600,000	10,713,223
9	FedEx Ground Package System, Inc.		Concord	NC	2016	100.0%	330,717	2,078,000	6.28	9.3	31,975,897	20,523,149
10	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	8.1	23,946,000	12,730,147
11	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,362,000	7.75	14.1	35,300,832	24,071,184
12	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,462,000	4.83	3.1	13,340,592	5,775,589
13	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	13.8	30,645,954	18,978,890
14	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,346,000	4.75	11.1	15,661,128	5,675,216
15	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,326,000	4.74	7.4	18,294,108	10,997,372
16	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	832,000	4.76	8.8	3,958,294	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	242,000	2.99	1.7	3,810,675	-0-
17	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	7.3	22,885,636	8,841,942
18	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,196,000	5.10	6.3	14,550,000	9,029,577
19	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,050,000	4.52	13.9	12,937,000	8,297,472
20	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.7	14,868,857	6,804,874
21	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	13.2	15,200,000	9,970,551
22	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	806,000	4.36	5.7	12,398,355	669,810
23	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	2.8	17,744,300	8,306,477
24	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	8.5	19,283,798	9,412,588
25	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	2.2	7,225,401	650,600
26	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	7.6	15,413,307	2,202,220
27	FedEx Ground Package System, Inc.		Covington	LA	2016	100.0%	175,315	1,258,000	7.18	9.3	18,410,000	12,785,748
28	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	6.0	13,762,030	7,789,215
29	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	978,000	5.71	4.3	11,298,367	-0-
30	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	8.3	18,948,239	6,978,210
31	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	8.3	9,930,000	6,553,102
32	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	741,000	4.68	5.5	9,600,000	7,032,682
33	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	9.3	12,580,262	4,635,178
34	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	9.4	12,546,157	4,933,029
35	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	470,000	3.18	4.9	5,441,876	-0-
36	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	2.3	14,512,355	4,708,531
37	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	7.5	12,431,194	3,437,799
38	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	8.5	14,097,786	5,216,365
39	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	1.2	9,382,361	-0-
40	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	8.5	16,435,478	3,248,875
41	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,311,000	10.42	9.8	19,950,000	13,000,000
42	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	1.2	18,537,652	3,212,085
43	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	7.4	8,990,000	4,198,769
44	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	5.4	7,885,924	-0-
45	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	7.1	7,750,296	-0-
46	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	1.7	8,554,432	4,458,626
47	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	361,000	3.39	5.0	7,238,613	-0-
48	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	3.4	10,960,823	493,819
49	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	532,000	5.12	7.4	5,728,690	2,190,061
50	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	7.1	10,200,000	5,542,041
51	Pittsburgh Glass Works LLC.		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	2.2	4,245,913	-0-
52	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	7.2	6,570,000	3,407,810
53	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	341,000	3.56	3.2	7,397,881	-0-
54	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	3.2	6,229,421	1,548,287
55	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	1.5	7,571,132	4,018,120
56	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	2.3	7,614,653	1,203,739
57	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	746,000	8.17	6.5	8,083,107	3,331,850
58	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	7.6	5,937,281	-0-

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 22

Property Table

(unaudited)

								Rent Per	Lease Exp. Term
				Fiscal Year		Square	Annual	Sq. Ft.	in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
59	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	0.8	6,932,916	601,474
60	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	0.6	5,017,447	-0-
61	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	494,000	5.95	8.9	7,405,447	2,670,944
62	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	2.4	6,861,704	2,775,578
63	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	596,000	7.95	5.7	5,525,600	3,836,331
64	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	6.4	5,556,651	894,682
65	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	1.0	4,967,639	-0-
66	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	5.2	4,600,532	-0-
67	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	2.3	6,354,051	1,209,195
68	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	289,000	4.23	4.5	5,677,982	-0-
69	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	2.5	7,195,115	1,467,025
70	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	477,000	7.19	7.8	5,551,227	-0-
71	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	325,000	4.99	2.3	4,800,474	2,312,867
72	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	100.0%	64,138	777,000	12.11	na	3,180,025	-0-
73	The American Bottling Company	Cincinnati	OH	2015	100.0%	63,840	477,000	7.47	13.5	6,750,000	-0-
74	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	1.6	4,982,634	1,664,485
75	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	537,000	8.89	8.8	4,903,589	1,972,632
76	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	7.2	5,220,000	2,731,107
77	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	319,000	5.32	2.7	4,768,309	-0-
78	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na	5,157,126	-0-
79	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	453,000	7.63	2.2	5,328,873	875,605
80	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	0.9	3,463,824	-0-
81	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	473,000	9.25	3.1	4,452,425	2,644,135
82	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	1.9	3,895,675	-0-
83	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	1.4	4,344,037	-0-
84	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	463,000	10.01	5.4	4,764,500	-0-
85	The American Bottling Company	Tulsa	OK	2014	100.0%	46,240	257,000	5.56	7.9	3,748,031	1,992,922
86	The Coca-Cola Company	Topeka	KS	2009	100.0%	40,000	332,000	8.30	5.5	3,679,843	1,478,830
87	B/E Aerospace, Inc.	Rockford	IL	2015	100.0%	38,833	360,000	9.27	11.3	5,100,000	-0-
88	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	140,000	3.86	1.0	2,161,895	-0-
89	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	8.0	1,900,691	-0-
90	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	1.2	4,113,265	2,051,974
91	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	1.7	1,982,532	-0-
92	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	6.7	1,966,932	-0-
93	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	3.3	1,850,794	-0-
94	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	5.6	1,692,901	-0-
	Total as of 3/31/16				99.6%	14,550,855	$80,681,000	$5.57	7.0	(A)$1,018,520,546	$406,425,916

	Acquisitions Subsequent to 3/31/16
95	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	14.4	30,662,080	20,221,000
	Pro Forma Total				99.6%	14,761,300	$82,643,000	$5.62	7.1	(A)$1,049,182,626	$426,646,916

(A) Does not include $842,763 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 22

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property cash NOI, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus interest and dividend income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense, plus non-recurring other expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 22

FOR IMMEDIATE RELEASE	May 4, 2016

Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE SECOND QUARTER ENDED MARCH 31, 2016

FREEHOLD, NJ, May 4, 2016........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $11,514,000 or $0.18 per diluted share for the three months ended March 31, 2016 as compared to $8,418,000 or $0.14 per diluted share for the three months ended March 31, 2015 representing an increase in Core FFO per share of 28.6%. Adjusted Funds from Operations (AFFO), for the three months ended March 31, 2016 was $10,745,000 or $0.17 per diluted share versus $8,138,000 or $0.14 per diluted share for the three months ended March 31, 2015 representing an increase in AFFO per share of 21.4%.

A summary of significant financial information for the three and six months ended March 31, 2016 and 2015 is as follows:

	Three Months Ended March 31,
	2016	2015
Rental Revenue	$19,611,000	$16,206,000
Reimbursement Revenue	$3,356,000	$2,653,000
Net Operating Income (NOI) (1)	$19,188,000	$15,908,000
Total Expenses	$12,538,000	$10,306,000
Interest and Dividend Income	$1,380,000	$963,000
Gain on Sale of Securities Transactions, net	$879,000	$-0-
Net Income	$7,132,000	$4,819,000
Net Income Attributable to Common Shareholders	$4,980,000	$2,667,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.08	$0.04
Core FFO (1)	$11,514,000	$8,418,000
Core FFO per Diluted Common Share (1)	$0.18	$0.14
AFFO (1)	$10,745,000	$8,138,000
AFFO per Diluted Common Share (1)	$0.17	$0.14

Weighted Avg. Diluted Common Shares Outstanding	64,736,000	58,463,000

	Six Months Ended March 31,
	2016	2015
Rental Revenue	$38,676,000	$31,636,000
Reimbursement Revenue	$6,550,000	$4,900,000
Lease Termination Income	$-0-	$239,000
Net Operating Income (NOI) (1)	$37,844,000	$30,594,000
Total Expenses	$23,705,000	$19,889,000
Interest and Dividend Income	$2,564,000	$1,998,000
Gain on Sale of Securities Transactions, net	$887,000	$377,000
Net Income	$14,071,000	$10,242,000
Net Income Attributable to Common Shareholders	$9,767,000	$5,939,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.15	$0.10
Core FFO (1)	$22,526,000	$17,052,000
Core FFO per Diluted Common Share (1)	$0.35	$0.29
AFFO (1)	$21,470,000	$15,933,000
AFFO per Diluted Common Share (1)	$0.34	$0.28

Weighted Avg. Diluted Common Shares Outstanding	63,828,000	57,937,000

A summary of significant balance sheet information as of March 31, 2016 and September 30, 2015 is as follows:

	March 31, 2016	September 30, 2015
Net Real Estate Investments	$883,004,000	$816,801,000
Securities Available for Sale at Fair Value	$68,647,000	$54,541,000
Total Assets	$999,655,000	$915,992,000
Mortgage Notes Payable	$406,426,000	$373,991,000
Loans Payable	$99,917,000	$85,041,000
Total Shareholders’ Equity	$476,806,000	$446,011,000

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 22

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2016,

“Fiscal 2016 is shaping up to be another outstanding year for Monmouth. Our strong performance has continued through this most recent quarter. During the quarter we:

●	Increased our occupancy rate 210 basis points over the prior year period and 80 basis points sequentially, to a sector leading 99.6%.

●	Increased our AFFO per share to $0.17, representing a 21% increase over the prior year period.

●	Increased our Net Operating Income (NOI) 21% over the prior year period.

●	Increased our Same Property NOI 2.3% on a GAAP basis and 3.5% on a cash basis over the prior year period.

●	Acquired for $20.0 million a brand new Class A built-to-suit property with 126,000 square feet leased for 10 years to General Electric Company. This mission critical facility is located near the Pittsburgh International Airport.

●	Grew our acquisition pipeline to seven new Class A build-to-suit properties, representing 1.9 million square feet, for a total purchase price of approximately $197.9 million. These properties are all net-leased to investment grade tenants or their subsidiaries. These acquisitions are expected to generate annualized rental revenue of approximately $13.2 million and will benefit from an average lease term of approximately 13.5 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.

●	Increased our expansion pipeline to 312,000 square feet at a cost of approximately $18.4 million. Upon completion, the expansions will result in a new ten year lease extension for three buildings and a new twelve year lease extension for one building being expanded. These expansions will result in increased annualized rent of approximately $1.8 million.

●	Increased our gross leasable area (GLA) 12.3% to 14.6 million square feet over the prior year period. Our GLA is expected to grow to 17.0 million square feet upon the completion of the above acquisitions and expansions.

●	Achieved a 100% tenant retention rate for fiscal 2016. This marks our second consecutive year of 100% tenant retention. The fiscal 2016 lease renewals resulted in a 5.3% increase in rents on a GAAP basis and represent a weighted average lease term of 4.1 years.

●	Allocated capital opportunistically into discounted REIT securities resulting in an unrealized gain of $2.1 million at quarter end in addition to the $879,000 in gains realized during the quarter and the $1.4 million in dividend income these securities generated during the quarter.

●	Subsequent to quarter end, we acquired for $30.7 million a brand new Class A built-to-suit property with 210,000 square feet leased for 15 years to FedEx Ground located in the Seattle/Everett MSA. This facility is located in close proximity to Boeing’s large manufacturing plant in Everett, WA.”

Mr. Landy stated, “This marks our fourth consecutive quarter of generating over 20% AFFO per share growth. The high quality of Monmouth’s portfolio is best illustrated by our industrial sector leading occupancy rate of 99.6%, as well as the 100% tenant retention rate we have achieved for the second consecutive year now. With e-commerce sales growing five times faster than overall retail sales, demand for modern industrial space is expected to remain strong.”

“The hard working team at Monmouth remains very focused on continuing to deliver positive long-term results. We look forward to building upon the substantial growth that has been achieved thus far.”

Monmouth Real Estate Investment Corporation will host its Second Quarter FY 2016 Financial Results Webcast and Conference Call on Thursday, May 5, 2016 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Second Quarter FY 2016 financial results being released herein will be available on the Company’s website at www.mreic.reit in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.reit. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 5, 2016. It will be available until July 30, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10080985. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968 is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully-integrated and self-managed real estate company, whose property portfolio consists of ninety-five properties located in thirty states, containing a total of approximately 14.8 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 22

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and six months ended March 31, 2016 and 2015:

	Three Months Ended		Six Months Ended
	3/31/2016	3/31/2015	3/31/2016	3/31/2015
Net Income Attributable to Common Shareholders	$4,980,000	$2,667,000	$9,767,000	$5,939,000
Plus: Depreciation Expense (excluding Corporate Office)	5,757,000	4,752,000	11,324,000	9,237,000
Plus: Amortization of Intangible Assets	320,000	364,000	643,000	711,000
Plus: Amortization of Capitalized Lease Costs	192,000	164,000	381,000	303,000
FFO Attributable to Common Shareholders	11,249,000	7,947,000	22,115,000	16,190,000
Plus: Acquisition Costs	265,000	471,000	411,000	862,000
Core FFO Attributable to Common Shareholders	11,514,000	8,418,000	22,526,000	17,052,000
Plus: Stock Compensation Expense	102,000	97,000	207,000	187,000
Plus: Depreciation of Corporate Office Tenant Improvements	29,000	34,000	57,000	34,000
Plus: Amortization of Financing Costs	239,000	203,000	473,000	396,000
Plus: Non-recurring other expense	400,000	-0-	400,000	-0-
Less: Lease Termination Income	-0-	-0-	-0-	(239,000)
Less: Gain on Sale of Securities Transactions, net	(879,000)	-0-	(887,000)	(377,000)
Less: U.S. GAAP Straight-line Rent Adjustment	(512,000)	(532,000)	(822,000)	(864,000)
Less: Recurring Capital Expenditures	(148,000)	(82,000)	(484,000)	(256,000)
AFFO Attributable to Common Shareholders	$10,745,000	$8,138,000	$21,470,000	$15,933,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2016 and 2015:

	Six Months Ended
	3/31/2016	3/31/2015

Operating Activities	$28,428,000	$17,854,000
Investing Activities	(86,279,000)	(109,555,000)
Financing Activities	55,711,000	96,728,000

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Second Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 22